Rule 497(e)
File No. 333-146827

Prospectus

Innovator Premium Income 30 Barrier ETF™ — October

(Cboe BZX — OCTJ)

February 27, 2026

as supplemented October 1, 2026

Innovator Premium Income 30 Barrier ETF™ — October (the “Fund”) is a series of
Innovator ETFs® Trust (the “Trust”) and is an actively managed ETF.

•    The Fund invests in FLexible EXchange Options (“FLEX Options”) that reference the S&P 500® Price Return Index (the “U.S. Equity Index”) and U.S. Treasury bills (“U.S. Treasuries”) to employ an income-oriented “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The outcomes sought by the Fund, which include the defined distributions and barrier discussed below (the “Outcomes”), are contingent on the performance of the U.S. Equity Index’s price return and the yield of the U.S. Treasuries over an approximately one-year period from October 1 through September 30 of the following year (the “Outcome Period”). The current Outcome Period is from October 1, 2026 through September 30, 2027. The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another Outcome Period will begin. The Fund and the sought-after Outcomes are designed for shareholders who invest from the commencement of the Outcome Period through the end of the Outcome Period. If an investor purchases shares of the Fund (“Shares”) after the Outcome Period has begun or sells Shares prior to the expiration of the Outcome Period, the investment outcomes experienced by such investor will differ from the Fund’s sought-after Outcomes. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•   As further described in this Prospectus, the Fund’s principal investment strategy seeks to provide the following investment profile over each Outcome Period:

ο Defined Distributions:    The Fund seeks to provide shareholders distribution payments (the “Defined Distributions”) that represent a U.S. dollar amount per Share payable by the Fund over an Outcome Period. Defined Distributions are comprised of (i) the income generated by the Fund’s investments in U.S. Treasuries with maturity dates on or about each Distribution Date (as defined below), the majority with maturities on or about the final Distribution Date at the conclusion of the Outcome Period, and (ii) the premiums generated from the Fund’s FLEX Options positions that expire at the end of each Outcome Period. The Fund will establish an annualized payment rate (the “Defined Distribution Rate”) based upon the Fund’s net asset value (“NAV”) at the commencement of the Outcome Period, which is the percentage of Defined Distributions per Share over the Outcome Period. For the current Outcome Period, the Defined Distribution Rate is 6.71% prior to taking into account any fees or expenses charged to shareholders. The Defined Distribution Rate is likely to rise or fall from one Outcome Period to the next. Shareholders of record on the last business day of each March, June, September and December will be paid Defined Distributions on the first business day of the following respective month (each, a “Distribution Date”). The Defined Distribution Rate is applicable only to those investors who hold Shares for an entire Outcome Period and is not guaranteed. See “Principal Investment Strategies – Fund Portfolio”.

ο Barrier:    The Fund seeks to provide an investment “barrier” — an investment strategy whereby a payoff depends upon whether an underlying asset or index has breached a predetermined performance level. For each Outcome Period, the Fund will establish a barrier against losses for shareholders that is based upon the performance of the U.S. Equity Index over the duration of each Outcome Period, whereby shareholders are not expected to experience losses over the course of an Outcome Period if the market value of the U.S. Equity Index decreases by 30% or less, calculated from the commencement of the Outcome Period to the final day of the Outcome Period (the “Barrier”). Shareholders will be subject to the entirety (i.e., one-to-one exposure) of the downside of the U.S. Equity Index’s performance calculated from the commencement of the Outcome Period to the final day of the Outcome Period if, at the conclusion of the Outcome Period, the U.S. Equity Index has breached the Barrier. At the conclusion of each Outcome Period, the Fund will establish a new Barrier (i.e., beginning at 30% of U.S. Equity Index losses) for the next Outcome Period. The Barrier level beginning at 30% of losses of the U.S. Equity Index will remain constant from one Outcome Period to the next. Please note, the operation of the

Barrier is not guaranteed. Unlike other funds that utilize defined outcome investment strategies, the Fund does not provide a buffer against all U.S. Equity Index losses or a floor that provides a maximum amount of U.S. Equity Index losses. As a result, an investor can lose its entire investment prior to consideration of any Defined Distribution payments. As further described in this prospectus, shareholders will be subject to “Initial Breach Losses” and “Full Breach Losses” with respect to the Barrier. See “Principal Investment Strategies – The Barrier” for additional information.

ο Outcomes:    The Fund is designed to provide investors with Outcomes for each Outcome Period that is equal to the Defined Distribution Rate, less the losses experienced by the U.S. Equity Index if such losses exceed the Barrier at the end of the Outcome Period. If at the end of the Outcome Period the U.S. Equity Index has experienced a positive price return, or price return losses that are less than the Barrier, the Fund is designed to provide investors who hold shares for the entirety of the Outcome Period returns that equal the original NAV at the commencement of the Outcome Period plus the Defined Distribution Rate. Conversely, if the U.S. Equity Index has experienced losses at the end of the Outcome Period that exceed the Barrier, the Fund is designed to provide investors who hold shares for the entirety of the Outcome Period with a NAV that decreases in value reflecting the losses experienced by the U.S. Equity Index losses, plus the Defined Distribution Rate. The Fund will not receive any of the upside returns of the U.S. Equity Index over each Outcome Period.

Investors that purchase Shares after the Outcome Period has begun or sell Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. Investors purchasing Shares following a Distribution Date will not be entitled to Defined Distributions made prior to the Distribution Date and will therefore not receive the full Defined Distribution Rate for such Outcome Period. Similarly, investors selling Shares prior to a Distribution Date will not receive the full Defined Distribution Rate for the Outcome Period and will not be entitled to Defined Distributions after such sale. The effect of the Barrier on the sought-after Outcomes is measured only at the end of the Outcome Period, regardless of whether the level of the U.S. Equity Index has produced losses that exceed the Barrier at any point during the Outcome Period. However, if an investor purchases Shares after the commencement of the Outcome Period, the U.S. Equity Index is likely to have changed in value and will affect the amount of losses the U.S. Equity Index may incur before the Barrier is breached. See “Principal Investment Strategies – General Strategy Description and – Intra-Outcome Period”.

•   The Outcomes are provided prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets are considered, the Defined Distribution Rate is 5.92%. In addition, any loses that an investor experiences in relation to the Barrier will be reduced by the Fund’s annual management of 0.79%. The Outcomes will be further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund.

•   The Fund’s FLEX Options positions will not provide upside exposure to the price return of the U.S. Equity Index and therefore the Fund will not participate in any increases in the price return of the U.S. Equity Index over the duration of the Outcome Period. Notwithstanding the above, the Fund is subject to the possibility of experiencing the significant losses of the U.S. Equity Index if its price return falls below the Barrier. In addition, the Fund will not receive or benefit from any dividend payments made by the constituents of U.S. Equity Index.

•   The Outcomes may only be realized by investors who hold Shares at the outset of the Outcome Period and continue to hold such Shares until the conclusion of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes on the last day of each Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Outcomes, will be provided at any point prior to the last day of the Outcome Period. Investors considering purchasing Shares after the Outcome Period has begun or selling Shares prior to the end of the Outcome Period should visit the website referenced below to fully understand the potential Outcomes.

•   The Fund’s website, www.innovatoretfs.com/octj, provides important Fund information (including, among other items, Outcome Period start and end dates, information relating to the Defined Distributions, the Defined Distribution Rate and the potential Outcomes related to the Barrier), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the Fund’s website.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The Outcomes that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.

The Fund lists and principally trades its Shares on the Cboe BZX Exchange, Inc. (“Cboe” or the “Exchange”). Market prices may differ to some degree from the net asset value of Shares. Unlike mutual funds, the Fund issues and redeems Shares at NAV only in large blocks of Shares called “Creation Units.” The Fund is a series of the Trust and is an actively managed exchange-traded fund organized as a separate series of a registered management investment company.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Innovator Premium Income 30 Barrier ETF™ – October

Investment Objective

The Fund seeks to provide investors, over the period from October 1, 2026 to September 30, 2027, with an investment that provides a high level of income through a Defined Distribution Rate of 6.71% (prior to taking into account management fees and other fees) and that is not subject to any losses experienced by the U.S. Equity Index that are at or below a 30% Barrier and is subject to initial losses experienced by the U.S. Equity Index beginning at the 30% Barrier and to the full extent of U.S. Equity Index losses on a one-to-one basis beginning at 31%.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.
	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended October 31, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

General Strategy Description.    The Fund is an actively managed exchange-traded fund (“ETF”) that invests in U.S. Treasury bills (the “U.S. Treasuries”) and FLexible EXchange® Options (“FLEX Options”) that use as a reference asset a broad-based U.S. equity index, specifically the S&P 500® Price Return Index (the “U.S. Equity Index”). Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand the characteristics of the Fund before making an investment in the Fund. As described further below, the Fund differs from other funds that utilize a defined outcome investment strategy. The Fund does not provide a buffer against all U.S. Equity Index losses or a floor that provides a maximum amount of U.S. Equity Index losses. As a result, an investor can lose its entire investment prior to consideration of any Defined Distribution payments. As further described below, the Fund’s principal investment strategy seeks to provide the following investment profile over an approximately one-year period from October 1 to September 30 of the following year (the “Outcome Period”):

•   Defined Distributions:    The Fund seeks to provide shareholders who hold shares of the Fund (“Shares”) for an Outcome Period a high level of income through distribution payments (the “Defined Distributions”) that represent a U.S. dollar amount per Share payable by the Fund over an Outcome Period. Defined Distributions are comprised of: (i) the income generated by the Fund’s investments in U.S. Treasuries with maturity dates on or about each Distribution Date (as defined below), the majority with maturities on or about the final Distribution Date at the conclusion of the Outcome Period, and (ii) the premiums generated from the Fund’s FLEX Options positions that expire at the end of each Outcome Period. The Fund will establish an annualized payment rate (the “Defined Distribution Rate”) based upon the Fund’s net asset value (“NAV”) at the commencement of the Outcome Period, which is the percentage of Defined Distributions per Share over the Outcome Period. For the current Outcome Period, the Defined Distribution Rate is 6.71%, prior to taking into account any fees or expenses charged to shareholders. The Defined Distribution Rate is based on market conditions at the onset of the Outcome Period and is likely to rise or fall from one Outcome Period to the next. Shareholders of record on the last business day of each March, June, September and December will be paid Defined Distributions on the first business day of the following respective month (each, a “Distribution Date”). See “Principal Investment Strategies – Fund Portfolio” and “Principal investment Strategies – The Defined Distribution Rate” for additional information.

• Barrier:    The Fund seeks to provide an investment “barrier” — an investment strategy whereby a payoff depends upon whether an underlying asset or index has breached a predetermined performance level. For each Outcome Period, the Fund will establish a barrier against losses for shareholders that is based upon the performance of the U.S. Equity Index over the duration of each Outcome Period, whereby shareholders are not expected to experience losses over the course of an Outcome Period if the market value of the U.S. Equity Index decreases by 30% or less, calculated from the commencement of the Outcome Period to the final day of the Outcome Period (the “Barrier”). If at the conclusion of the Outcome Period, the U.S. Equity Index has breached the Barrier, the Fund will experience one of two loss profiles:

ο If at the conclusion of the Outcome Period the market value of the U.S. Equity Index has decreased in comparison to the market value of the U.S. Equity Index at the beginning of the Outcome Period in an amount that is greater than the Barrier (30%) but less than or equal to 31%, the Fund will be subject to U.S. Equity Index losses on an accelerated basis from 0% to 31%, which will correspond to the U.S. Equity Index losses from 30% to 31% (the “Initial Breach Losses”). See “Principal Investment Strategies — The Barrier — Initial Breach Losses.”

ο If at the conclusion of the Outcome Period the market value of the U.S. Equity Index decreases in comparison to the market value of the U.S. Equity Index at the beginning of the Outcome Period in an amount that is greater than 31%, the Fund will be subject to the full extent of U.S. Equity Index losses on a one-to-one basis (the “Full Breach Losses”). See “Principal Investment Strategies — The Barrier — Full Breach Losses.”

At the conclusion of each Outcome Period, the Fund will establish a new Barrier (i.e., beginning at 30% of U.S. Equity Index losses) for the next Outcome Period. The Barrier level beginning at 30% of losses of the U.S. Equity Index and the level at which Full Breach Losses commence (31%) will each remain constant from one Outcome Period to the next. There is no guarantee that the Fund will be successful in its attempt to implement the Barrier. See “Principal Investment Strategies – Fund Portfolio” and “Principal investment Strategies – The Barrier” for additional information.

• Outcomes:    The pre-determined outcomes sought by the Fund, which include the Defined Distributions and the Barrier (the “Outcomes”) are designed to provide investment performance for each Outcome Period that is equal to the Defined Distribution Rate, less the Initial Breach Losses or Full Breach Losses, as applicable, if the U.S. Equity Index losses exceed the Barrier at the end of the Outcome Period. If at the end of the Outcome Period the U.S. Equity Index has experienced (in comparison to the market value of the U.S. Equity Index at the beginning of the Outcome Period) a positive price return, or price return losses that are less than the Barrier, the Fund is designed to provide investors who hold shares for the entirety of the Outcome Period returns that equal the original NAV at the commencement of the Outcome Period plus the Defined Distribution Rate. Conversely, if the U.S. Equity Index has experienced losses at the end of the Outcome Period that exceed the Barrier (in comparison to the market value of the U.S. Equity Index at the beginning of the Outcome Period), the Fund is designed to provide investors who hold shares for the entirety of the Outcome Period with a NAV that decreases in value equal to the Initial Breach Losses or Full Breach Losses, as applicable, plus the Defined Distribution Rate. The Fund will not receive any of the upside returns of the U.S. Equity Index over the Outcome Period. See “Principal Investment Strategies – Fund Portfolio” and “Principal investment Strategies – The Outcome Period” for additional information. The Fund and the sought-after Outcomes are designed for shareholders who invest and hold Shares from the commencement of the Outcome Period through the end of the Outcome Period. The effect of the Barrier on the sought-after Outcomes is measured only at the end of the Outcome Period, regardless of whether the level of the U.S. Equity Index has produced losses that exceed the Barrier at any point during the Outcome Period. However, if an investor purchases Shares after the commencement of the Outcome Period, the U.S. Equity Index is likely to have changed in value and will affect the amount of losses the U.S. Equity Index may incur before the Barrier is breached. If an investor purchases Shares after the Outcome Period has begun or sells Shares prior to the conclusion of the Outcome Period, the Outcomes experienced by the investor will differ from the Fund’s sought-after Outcomes. See “Principal Investment Strategies – Intra-Outcome Period”.

The Fund seeks a high level of income that exceeds an investment in U.S. Treasuries with premiums generated from the Fund’s FLEX Options positions. As further described below, the Fund will purchase U.S. Treasuries and enter into a series of FLEX Option contracts that provides additional income to the Fund by virtue of premiums received from sold FLEX Options. The Fund is designed to provide Defined Distributions based on a Defined Distribution Rate that is established at the commencement of each Outcome Period. The Defined Distribution Rate is based upon prevailing market conditions for both the U.S Treasuries and the FLEX Options on the first day of the Outcome Period and will be further reduced by the Fund’s annual management fees, any shareholder transaction fees and any extraordinary expenses incurred by the Fund. For the current Outcome Period, the Defined Distribution Rate is 6.71% prior to taking into account any fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account, the Defined Distribution Rate is 5.92%. While the Defined Distribution Rate is expected to remain constant over the Outcome Period for shareholders who hold Shares continuously from the commencement of the Outcome Period until its conclusion, the Defined Distribution Rate is not guaranteed. The Defined Distribution Rate is based on the NAV per Share at the commencement of the Outcome Period and any shareholders that initially invest at a Share price that differs from this NAV will not experience the Defined Distribution Rate. Because the Defined Distribution Rate is based upon prevailing market conditions at the beginning of an Outcome Period, the Defined Distribution Rate will rise or fall from one Outcome Period to the next.

Fund shareholders also will be subject to losses experienced by the U.S. Equity Index if the U.S. Equity Index experiences losses from the commencement of the Outcome Period to its conclusion that exceed the Barrier. The Fund will seek to set the Barrier at 30% of U.S. Equity Index losses at the end of each Outcome Period. If at the end of the Outcome Period the U.S. Equity Index has experienced a positive price return, or price return losses that are less than the Barrier, the Fund will not experience any of the losses of the U.S. Equity Index and is designed to provide returns that equal the Defined Distribution Rate. However, if the U.S. Equity Index has decreased in value below the Barrier at the end of the Outcome Period, the Fund’s investments will generate Outcomes that equal the Defined Distribution Rate less the Initial Breach Losses or Full Breach Losses, as applicable. The Fund will not benefit from any increases in the U.S. Equity Index over the course of an Outcome Period but is subject to the possibility of significant losses experienced by the U.S. Equity Index if the value of the U.S. Equity Index drops below the Barrier at the end of the Outcome Period. A shareholder could lose its entire investment. The Fund will not receive or benefit from any dividend payments made by the constituents of the U.S. Equity Index.

The current Outcome Period is from October 1, 2026 through September 30, 2027. Upon the conclusion of the Outcome Period, the Fund will receive the value of its investments in the U.S. Treasuries upon the maturity of such U.S. Treasuries and deliver cash owed on its FLEX Options positions, if any. At the commencement of the new Outcome Period, the Fund will enter into new FLEX Options with an expiration date of approximately one year and invest in U.S Treasuries with maturity dates on or about each Distribution Date, the majority with maturities on or about the final Distribution Date at the conclusion of the Outcome Period. The Outcomes may only be realized by shareholders who continuously hold Shares from the commencement of the Outcome Period until its conclusion. See “Principal Investment Strategies – Intra-Outcome Period” and “Principal Investment Strategies – The Outcome Period” for additional information.

Fund Portfolio.    The Fund’s investment sub-adviser, Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”) will pursue the Fund’s investment objective through the combination of FLEX Options positions that reference the U.S. Equity Index and in U.S. Treasuries. As further described below, the Fund will invest proceeds from investments in the Fund, together with the FLEX Options premium net proceeds, in U.S. Treasuries in seeking to provide the Defined Distribution Rate.

FLEX Options are exchange-traded option contracts with uniquely customizable terms. Although guaranteed for settlement by the Options Clearing Corporation (the “OCC”), FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded options. See “Principal Risks – Derivatives Risk – FLEX Options Risk”. The Fund’s FLEX Options positions have expiration dates on or about the final date of the Outcome Period. In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option contract the right to buy or sell a particular asset at a specified future date at an agreed upon price. An option contract gives the purchaser of the option, in exchange for the premium paid, the right to purchase (for a call option) or sell (for a put option) the underlying asset at a specified price (the “strike price”) on a specified date (the “expiration date”). A put option contract gives the buyer of the put option contract the right (but not the obligation) to sell, and the seller of the put option contract (i.e., the “writer”) the obligation to buy (if the option is exercised), a specified amount of an underlying security at a pre-determined price (the strike price). The FLEX Options used by the Fund are European-style option contracts, meaning that the FLEX Options may only be exercised on the expiration date. The FLEX Options are not guaranteed to perform as expected. See “Principal Risks – Barrier Risk” and “Principal Risks – Derivatives Risk – FLEX Options Risk” below for additional information. Each of the FLEX Options sold throughout the Outcome Period are expected to have the same or similar terms (i.e., strike price and expiration) as the corresponding FLEX Options sold on the first day of the Outcome Period. The reference asset for the Fund’s FLEX Options positions is the U.S. Equity Index. The U.S. Equity Index is a large-cap, market-weighted, U.S. equities index that tracks the price return of the 500 leading companies in leading industries, excluding dividends. Through its use of FLEX Options that provide exposure to the U.S. Equity Index, the Fund has significant exposure to companies in the information technology sector. For more information on the U.S. Equity Index, please see the section of the prospectus entitled “Additional Information About the Fund’s Principal Investment Strategies.”

The Fund also purchases U.S. Treasuries that align with the quarterly Distribution Dates for the effective management of the Fund’s portfolio and Defined Distributions, with the majority of the Fund’s assets invested in U.S. Treasuries that expire on or about the final Distribution Date at the conclusion of the Outcome Period. U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury and are backed by the full faith and credit of the United States government.

The below chart represents the Fund’s investment portfolio and related investment function of each component.

Innovator Premium Income 30 Barrier ETF – Fund Holdings

Portfolio Investment	Investment Terms	Investment Function	Investment Maturities/Expirations
U.S. Treasuries	Investments in the Fund and premiums generated from the Fund’s put FLEX Option positions are invested in U.S. Treasury bills supported by full faith and credit of U.S. Government	Treasury Income	Quarterly to align with the Defined Distributions, including the final day of the Outcome Period
Sold Put FLEX Option Contract on U.S. Equity Index

Fund sells an out-of-the-money put FLEX Option (i.e., the strike price is less than the current asset price) at 70% of then-current value of the U.S. Equity Index at the beginning of the outcome Period

Premium generated from selling put FLEX Option which is subsequently invested in U.S. Treasuries

Position provides one-to-one downside exposure to the U.S. Equity Index starting at 70% of the then-current value of the U.S. Equity Index

Final day of the Outcome Period
Put Spread FLEX Option Contracts on U.S. Equity Index

Fund sells and purchases a package of 30 put FLEX Option contracts at approximately 70% and approximately 69%, respectively, of then-current value of the U.S. Equity Index at the beginning of the Outcome Period

		Net premiums generated from the put spread are subsequently invested in U.S. Treasuries Positions provide the Barrier, Initial Breach Losses, and Full Breach Losses	Final day of the Outcome Period

The Sub-Adviser seeks to specifically select the strike price for each FLEX Option contract held by the Fund such that if the FLEX Options were exercised on the expiration date (the final day of the Outcome Period), the Fund’s portfolio would provide a 30% Barrier with losses experienced by the Fund beginning at 30% of losses on an initial accelerated basis and experienced to the full extent of the U.S. Equity Index losses on a one-to-one basis starting at 31% of losses. The Fund’s portfolio holdings are as detailed below:

•   A sold put FLEX Option with a strike price at 70% of the value of the U.S. Equity Index at the commencement of the Outcome Period. The sold put FLEX Option provides one-to-one downside for all losses that exceed the strike price. In exchange for selling the put FLEX Option, the Fund will receive a premium that will be invested in the U.S. Treasuries and be part of the Defined Distribution Rate.

•   A “put option spread” strategy which uses a package of 30 purchased and sold put FLEX Options that reference the U.S. Equity Index. The Fund will sell put FLEX Options with a strike price of approximately 70% of the price of the U.S. Equity Index at the commencement of each Outcome Period. The Fund will simultaneously purchase the same number of put FLEX Options with a strike price of approximately 69% of the price of the U.S. Equity Index at the commencement of each Outcome Period. The 30 purchased put options with a 1% spread results in the Barrier, Initial Breach Losses and Full Breach Losses, as applicable. Specifically, the 1% spread for each of the 30 put options subjects the Fund to U.S. Equity Index losses at the conclusion of the Outcome Period on an initial accelerated basis from 0% to 31% which will correspond to the U.S. Equity Index losses from 30% to 31% at the conclusion of the Outcome Period. The 30 sold put options expose the Fund to the extent of U.S. Equity Index Losses exceed 31% on a one-to-one basis at the conclusion of the Outcome Period. The Fund invests the net premiums generated from the purchased and sold put FLEX Options in U.S. Treasuries to be included as part of the Defined Distribution Rate.

•   The Fund uses proceeds from the sale of Shares to purchase U.S. Treasuries that mature at the end of the Outcome Period. The Fund receives premiums from its FLEX Options positions and invests the proceeds in U.S. Treasuries with maturities that align with the Distribution Dates. The U.S. Treasuries are entitled to an interest rate, which when added to the premiums received for selling FLEX Options, produce the Defined Distribution Rate. The Defined Distribution Rate is distributed to shareholders in Defined Distributions.

Intra-Outcome Period.    It is anticipated that during the Outcome Period the Fund’s NAV will not change in value at the same rate as the U.S. Equity Index, and in some instances may not be correlated to the movements in the value of the U.S. Equity Index. The Fund’s NAV is based upon the value of its portfolio. During each Outcome Period, the Fund’s NAV will be subject to increases and decreases in the market value of the U.S. Treasuries until the U.S. Treasuries held by the Fund mature. The value of the Fund’s FLEX Options positions, which expire at the conclusion of an Outcome Period, will also impact the Fund’s NAV and is dependent upon additional factors. Although the value of the U.S. Equity Index is a significant component of the value of the Fund’s FLEX Options, the time remaining until the FLEX Options expire and other factors, including current interest rates and volatility rates, will also affect their value. The Sub-Adviser, anticipates that the value of the FLEX Options, and therefore the Fund’s NAV, may increase on days when the U.S. Equity Index increases (if the U.S. Equity Index is below its original value at the start of the Outcome Period) and may decrease on days when the U.S. Equity Index’s level decreases, but that the rate of change will be less than that experienced by the U.S. Equity Index. Because the Fund will not participate in upside exposure to the U.S. Equity Index for the entirety of an Outcome Period, to the extent the value of the U.S. Equity Index increases beyond the initial value at the commencement of the Outcome Period, the value of the Fund’s FLEX Options are not expected to have corresponding price movements. The effect of the Barrier on the sought-after Outcomes is measured only at the end of the Outcome Period, regardless of whether the level of the U.S. Equity Index has produced losses that exceed the Barrier at any point during the Outcome Period. However, the proximity of the value of the U.S. Equity Index to the Barrier will have a significant impact on the value of the Fund’s FLEX Options and the direction and rate of change of the Fund’s NAV as compared to that of the U.S. Equity Index. Similar to other securities with established dividend or distribution payment dates, it is expected that the Fund’s NAV may increase or decrease immediately prior to and following a Distribution Date. As a result, it is possible that the Fund’s NAV could decrease notwithstanding an increase in the U.S. Equity Index. It is anticipated that the Fund will be subject to significant changes in the value of the FLEX Options, and therefore the Fund’s NAV, at the end of the Outcome Period depending on the proximity of the value of the U.S. Equity Index to the Barrier. As a result, as time approaches the expiration date of the FLEX Options, subsequent movements in the value of the U.S. Equity Index may have dramatic impacts on the Fund’s NAV. Investors should understand this potential relationship before investing in the Fund.

Investors purchasing Shares after the Outcome Period has begun or selling Shares prior to the Outcome Period’s conclusion may experience investment returns that are very different from those that the Fund seeks to provide. Such experience may be impacted as detailed below:

•   Impact on the Defined Distribution Rate:    The Defined Distribution Rate is measured against the NAV per Share at the commencement of the Outcome Period and is only applicable to shareholders who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors purchasing Shares following a Distribution Date will not be entitled to Defined Distributions made prior to the Distribution Date and will therefore not receive the full Defined Distribution Rate for such Outcome Period. Similarly, investors selling Shares prior to a Distribution Date will not receive the full Defined Distribution Rate for the Outcome Period and will not be entitled to Defined Distributions after such sale. Investors purchasing Shares after an Outcome Period commences will have a different effective Defined Distribution Rate as a result of any differences versus the price of the Shares purchased versus that of the Fund’s NAV at the commencement of the Outcome Period. See “Additional Information About the Fund’s Principal Investment Strategies.”

•   Impact on the Barrier:    If an investor purchases Shares after the commencement of the Outcome Period, the U.S. Equity Index is likely to have changed in value which will affect the amount of losses the U.S. Equity Index may incur before the Barrier. The effect of the Barrier on the sought-after Outcomes is measured at the end of the Outcome Period, regardless of whether the level of the U.S. Equity Index has produced losses that exceed the Barrier at any point during the Outcome Period. However, if an investor purchases Shares after the commencement of the Outcome Period, the U.S. Equity Index is likely to have changed in value and will affect the amount of losses the U.S. Equity Index may incur before the Barrier is breached. If the U.S. Equity Index has decreased in value, such intra-Outcome Period investor will not receive a full 30% Barrier. If an investor is considering purchasing Shares during the Outcome Period, and the value of the U.S. Equity Index has already decreased, an investor purchasing Shares at that time will receive less of a Barrier or no Barrier that the Fund seeks to offer for the remainder of the Outcome Period. Although the effect of the Barrier with respect to the Fund’s designed Outcomes over an Outcome period is measured only at the end of the Outcome Period, the Fund’s NAV is expected to change over the course of the Outcome Period as a result of changes in the value of the U.S. Equity Index. Accordingly, during an Outcome Period, the Fund may be subject to significant changes in share price that is based on the U.S. Equity Index’s relative position to the Barrier and subsequent movements in the value of the U.S. Equity Index.

The Outcome Period.    The Outcome Period is from October 1 to September 30 of the following year and begins on the day the FLEX Options are entered into and ends approximately one year later on the expiration date for the FLEX Options. Because the terms of the FLEX Options will not change over the course of the Outcome Period, the Barrier is measured against the value of the U.S. Equity Index at the onset of the Outcome Period. In addition, certain of the Fund’s U.S. Treasuries will mature at or near the end of each Outcome Period. To achieve the Outcomes sought by the Fund for the Outcome Period, an investor must hold Shares at the commencement of the Outcome Period through its conclusion. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes. The Fund’s strategy is designed to produce the Outcomes on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time.

The below hypothetical graphical illustration is designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The Outcomes that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund.

U.S. EQUITY INDEX VERY NEGATIVE SCENARIO
U.S. EQUITY INDEX NEGATIVE SCENARIO
U.S. EQUITY INDEX FLAT SCENARIO
U.S. EQUITY INDEX POSITIVE SCENARIO
Profit
Loss
DEFINED DISTRIBUTION RATE
TARGETED 30% BARRIER
-100%
-100% + Defined Distribution Rate*
-25%
0%
U.S. Equity Index
Fund

* Please note: this graph is provided merely to illustrate the Outcomes that the Fund seeks to provide based upon the performance of the U.S. Equity Index, the Barrier and the Defined Distribution Rate. There is no guarantee that these Outcomes will be achieved over the course of the Outcome Period.

The following table contains hypothetical examples designed to illustrate the operationality of the Fund and the Outcomes it seeks to provide over an Outcome Period. The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period.  There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The table is not intended to predict or project the performance of the U.S. Equity Index, the FLEX Options or the Fund. Fund shareholders should not take this information as an assurance of the expected performance of the U.S. Equity Index, the FLEX Options or the Fund. The actual overall performance of the Fund will vary during the Outcome Period. While the Fund’s FLEX Options performance includes premiums generated from such FLEX Options, the below table reflects that premiums generated from the Fund’s FLEX Options positions are included in the Defined Distribution Rate. Please refer to the Fund’s website, www.innovatoretfs.com/octj, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

U.S. Equity Index Performance	–100%	–50%	–35%	–20%	0%	10%	20%	50%	100%
FLEX Options Performance	–100%*	–50%*	–35%*	0%*	0%*	0%*	0%*	0%*	0%*
Fund Performance	–100% + Defined Distribution Rate**	–50% + Defined Distribution Rate**	–35% + Defined Distribution Rate**	Defined Distribution Rate**	Defined Distribution Rate**	Defined Distribution Rate**	Defined Distribution Rate**	Defined Distribution Rate**	Defined Distribution Rate**

*        The FLEX Options’ performance includes the premium received by the Fund for selling such options, which is not reflected in this figure, but is included in the Defined Distribution Rate indicated below.

**      The Fund’s performance is equal to the Defined Distribution Rate minus the losses experienced by the U.S. Equity Index that exceed the Barrier, if any. The Defined Distribution Rate is set on the first day of the Outcome Period and is 6.71% prior to taking into any account fees or expenses charged to shareholders. When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account, the Defined Distribution Rate is 5.92%. The Fund’s annual management fee of 0.79% of the Fund’s average daily net assets, any shareholder transaction fees and any extraordinary expenses incurred by the Fund will have the effect of reducing the Defined Distribution Rate, and therefore the performance delivered by the Fund to the Fund’s shareholders.

The Defined Distribution Rate.    Unlike other investment products, the potential upside returns an investor can receive from an investment in the Fund over the course of the Outcome Period is the Defined Distribution Rate, less the Initial Breach Losses or Full Breach Losses, as applicable, if the losses of the U.S. Equity Index exceed the Barrier at the end of the Outcome Period (in comparison to the market value of the U.S. Equity Index at the commencement of the Outcome Period). The Defined Distribution Rate, which is paid out via the Defined Distributions, is determined at the commencement of each Outcome Period and represents the expected payment rate an investor can achieve from an investment in Shares over the duration of the Outcome Period, however such payment rate is not guaranteed. The Defined Distribution Rate is the result of the premiums received from the Fund’s sold FLEX Options and the income received by the Fund through its investments in U.S. Treasuries. The Defined Distribution Rate is calculated against the Fund’s NAV per Share at the commencement of the Outcome Period and is only representative to shareholders who invest in Shares at this NAV per Share. If a shareholder purchases Shares at a market price that differs from that of the NAV per Share at the commencement of the Outcome Period, such shareholder will experience a different rate than the Defined Distribution Rate.

During each Outcome Period, the Fund will purchase and sell FLEX Options and use the proceeds from the sale of Shares to purchase U.S. Treasuries. The amount of premiums the Fund receives for selling FLEX Options as well as the interest rate for the U.S. Treasuries, and therefore the Defined Distribution Rate of the Fund, will be dependent upon prevailing market conditions at the time the Fund enters into the FLEX Options and purchases U.S. Treasuries, most notably, current interest rates and volatility in the U.S. Equity Index. The Defined Distribution Rate for the current Outcome Period is 6.71% prior to taking into account any fees or expenses charged to shareholders.

When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account, the Defined Distribution Rate is 5.92%. The Defined Distribution Rate will be further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. For the purposes of this prospectus, “extraordinary expenses” are non-recurring expenses that may incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceedings, indemnification expenses and expenses in connection with holding and/or soliciting proxies for a meeting of Fund shareholders. The Defined Distribution Rate is also set forth on the Fund’s website at www.innovatoretfs.com/octj.

The Fund distributes the Defined Distribution Rate through the Defined Distributions. Defined Distributions are paid on the first business day of the month following the quarter-end (each a Distribution Date), to shareholders of record on the last business day of each March, June, September and December. The Defined Distribution Rate is only applicable to investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. The Defined Distribution Rate will remain constant for such investors over the course of a single Outcome Period. However, the Defined Distribution Rate will change from one Outcome Period to the next based upon prevailing market conditions at the beginning of the Outcome Period. The Defined Distribution Rate and Defined Distributions should be considered before investing in the Fund. If an investor is considering purchasing Shares after the Outcome Period has commenced, and the Fund has already made some or all of its Defined Distributions, an investor purchasing Shares will not receive the same Defined Distribution Rate for the remainder of the Outcome Period but will still remain vulnerable to the entirely of the significant downside risks associated with the Barrier. In such an instance, the investor may experience significantly different Outcomes than those the Fund seeks to provide. There is no guarantee that the Fund will successfully achieve its investment objective.

The Barrier.    Fund shareholders are subject to all of the losses experienced by the U.S. Equity Index, however the Fund provides the Barrier such that investors will only experience losses if the U.S. Equity Index experiences losses that exceed the Barrier at the end of the Outcome Period. The Barrier is set at a level such that investors are not expected to experience losses against the first 30% of U.S. Equity Index losses over the course of the Outcome Period, to the extent the U.S. Equity Index decreases in value by 30% or less. The Barrier is provided irrespective of the Fund’s annual management fee, transaction fees and any extraordinary expenses incurred by the Fund, however any losses that an investor experiences in relation to the Barrier will be reduced by the Fund’s annual management of 0.79% and further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund. The Fund’s strategy is designed to produce the Outcomes upon the expiration of its FLEX Options investments on the last day of the Outcome Period and it therefore should not be expected that the Barrier will be provided at any point prior to the last day of the Outcome Period. Investors purchasing Shares after the commencement of the Outcome Period at a point in which the U.S. Equity Index has changed in value will impact the amount of losses that may be experienced by the U.S. Equity Index before the Barrier is met. While the Fund seeks to provide the Barrier for shareholders who hold Shares for the entire Outcome Period, there is no guarantee it will successfully do so. There is no limit on losses the Fund could experience, and an investor may lose its entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

The structure of the Fund’s FLEX Options is such that if at the conclusion of the Outcome Period, the U.S. Equity Index has breached the Barrier, the Fund will begin to experience losses starting at the Barrier. The Fund will experience one of two loss profiles: “Initial Breach Losses” or “Full Breach Losses”. As further described below, the operation of the Fund’s FLEX Options portfolio is such that, at the end of an Outcome Period, if U.S. Equity Index losses measured over the Outcome Period exceed the Barrier (30%) but are less than 31%, the Fund will experience, prior to the payment of any Distributions, accelerated losses from 0% to 31%. If, at the end of the Outcome Period, U.S. Equity Index losses measured over the Outcome Period exceed 31%, the Fund will experience, prior to the payment of any Distributions, one-to-one losses of the U.S. Equity Index.

•   Initial Breach Losses.    Initial Breach Losses occur when the U.S. Equity Index has exceeded the Barrier, but by an amount less than or equal to 31%. Initial Breach Losses occur as a result of the combination of the Fund’s put option spreads as well as the sold put option contract. Specifically, the Fund invests in a package of 30 put option spreads that provide losses of up to 1% for each spread while simultaneously selling a put FLEX Option that provides one-to-one downside exposure starting at 30% of U.S. Equity Index losses. If the U.S. Equity Index has exceeded the Barrier, but by an amount less than or equal to 31%, the Fund will experience the below losses over an Outcome Period, prior to the payment of Defined Distributions:

Outcome Period Initial and Full Breach Losses Profile

U.S. Equity Index Losses	Put Spread Losses	Put Losses	Fund Losses
-30.00%	0.00%	0.00%	0.00%
-30.25%	-7.25%	-0.25%	-7.50%
-30.50%	-15.00%	-0.50%	-15.50%
-30.75%	-22.50%	-0.75%	-23.25%
-31.00%	-30.00%	-1.00%	-31.00%
-32.00%	-30.00%	-2.00%	-32.00%

•   Full Breach Losses.    Full Breach Losses occur after U.S. Equity Index losses are equal to or exceed 31%. Full Breach Losses are a result of the Fund’s FLEX Options and expose the Fund to the extent of U.S. Equity Index Losses on a one-to-one basis over the course of the Outcome Period. As shown in the table above, if the U.S. Equity Index has exceeded 31%, the Fund’s put spread options will produce a loss of 30% and the Fund’s naked put FLEX Option will produce the remaining loss such that losses, in combination, will equal the losses of the U.S. Equity Index. There is no limit on losses the Fund can experience, and an investor may lose its entire investment.

The Barrier is measured at the end of the Outcome Period. While the Fund’s NAV is expected to move as a result in changes in the value of the Fund’s FLEX Options (which is dependent upon the movements of the U.S. Equity Index, among other reasons), the FLEX Options are European-style options and can only be exercised on the expiration date. Accordingly, the measuring value of the U.S. Equity Index is on the final day of the Outcome Period only, and therefore the Barrier is measured and effective only on the final day of the Outcome Period.

Fund Rebalance.    The Fund is a continuous investment vehicle. It does not terminate and distribute its assets at the conclusion of each Outcome Period. On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options and U.S. Treasuries, and another Outcome Period will commence.

Following the close of business on the last day of the Outcome Period, the Fund will disclose the Fund’s final Defined Distribution Rate (both gross and net of the unitary management fee) for the next Outcome Period on the Fund’s website, www.innovatoretfs.com. The Fund’s website will also provide information relating to the Outcomes, including information relating to the Defined Distribution Rate, Defined Distributions and potential Outcomes related to the Barrier, of an investment in the Fund on a daily basis.

The Fund’s website, www.innovatoretfs.com/octj, provides information relating to the Outcomes, including information relating to the Defined Distribution Rate, Defined Distributions and Barrier, of an investment in the Fund on a daily basis.

The Fund is classified as a “non-diversified company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Defined Outcome Strategy Risk.    The Fund employs an income-oriented “defined outcome strategy”, and is therefore subject to certain unique risks, which are detailed below.

Barrier Risk.    The Fund establishes the Barrier based on the performance of the U.S. Equity Index over the duration of the Outcome Period, calculated from the commencement of the Outcome Period to its conclusion. The Fund begins to experience the entirety of the losses of the U.S. Equity Index if such losses breach the Barrier, through the Initial Breach Losses or Full Breach Losses, as applicable. To the extent the U.S. Equity Index decreases in value by 30% or less at the end of the Outcome Period, investors are not expected to experience the losses of the U.S. Equity Index. There is no guarantee that the Fund will be successful in its strategy to implement the Barrier and if the operationality of the Barrier fails, investors could experience losses of the U.S. Equity Index irrespective of the sought-after Barrier. Further, while the Fund subjects shareholders to Initial Breach Losses on an accelerated basis from 0% to 31% if the U.S. Equity Index experiences losses of between 30% to 31% and Full Breach Losses thereafter, such returns are not guaranteed, and if the FLEX Options fail to perform as expected, an investor could experience additional losses. A shareholder may lose its entire investment, prior to consideration of any Defined Distributions paid by the Fund. The effect of the Barrier is measured only at the end of the Outcome Period, regardless of whether the U.S. Equity Index has experienced losses that exceed the Barrier at any point during the Outcome Period. Although the effect of the Barrier is only measured at the end of the Outcome Period, the Fund’s NAV is expected to change over the course of the Outcome Period as a result of changes in the value of the U.S. Equity Index. Accordingly, during an Outcome Period, the Fund may be subject to significant changes in share price that is based on the U.S. Equity Index’s relative position to the Barrier. In the event an investor purchases Shares after the commencement of the Outcome Period or sells Shares prior to the expiration of the Outcome Period, the Barrier that the Fund seeks to provide may be less or not available at all. In addition, the operationality of the Barrier is such that the Fund may experience dramatic changes in value of its NAV at the end of the Outcome Period, even if the changes in the U.S. Equity Index are minimal. If the U.S. Equity Index’s value is at or near the Barrier at the end of the Outcome Period, small changes in the value of the U.S. Equity Index could result in dramatic changes in the value of the FLEX Options and therefore the Fund’s NAV. Investors should understand these risks before investing in the Fund.

Defined Distribution Rate Risk.    The Fund’s strategy seeks to provide returns that are equal to the Defined Distribution Rate that is set at the commencement of each Outcome Period, subject to Initial Breach Losses or Full Breach Losses, as applicable, if losses of the U.S. Equity Index exceeds the Barrier. The Defined Distribution Rate is comprised of the income generated by the Fund’s investments in U.S. Treasuries (which is not guaranteed) and the premiums generated from the Fund’s FLEX Options positions. While the Fund is designed to produce a high level of income through the Defined Distribution Rate, the Fund may underperform the returns experienced by other funds. Any positive returns that Fund shareholders receive for an Outcome Period are entirely dependent on the Defined Distribution Rate. The Fund does not experience any of the price return increases of the U.S. Equity Index (relative to the initial value of the U.S. Equity Index at the commencement of the Outcome Period) despite being subject to all of the downside losses of the U.S. Equity Index after such losses exceed the Barrier. Therefore, the Fund’s positive returns, if any, are entirely the result of the Defined Distribution Rate as Fund will not experience any positive price returns of the U.S. Equity Index, if any, and the Fund would underperform the U.S. Equity Index to the extent there are any price return gains (that exceed the Defined Distribution Rate). While the Fund seeks to provide the Defined Distribution Rate, it is not guaranteed that it will be successful in doing so. The Fund seeks to provide shareholders with Defined Distributions based upon the Defined Distribution Rate. The amount of the Defined Distributions is dependent upon the income received from the U.S. Treasuries, which is not guaranteed, and the premiums generated by the Fund’s FLEX Options positions, each of which is dependent upon market conditions. If the U.S. Treasuries fail to pay income or pay less income than anticipated, the Defined Distribution Rate will not be obtained, and a Fund Distribution will be less than anticipated. Outcome Periods with lower interest rates paid on U.S. Treasuries will result in lower Defined Distribution Rates for the Fund. The Defined Distribution Rate is expected to change from one Outcome Period to the next.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver the Outcomes if Shares are held for the entirety of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with the Defined Distribution Rate over the course of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by the investor may not match those that the Fund seeks to achieve. The Fund does not participate in the upside price returns of the U.S. Equity Index and may underperform the U.S. Equity Index and other funds.

Defined Distribution Rate Change Risk.    A new Defined Distribution Rate is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. As such, the Defined Distribution Rate may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

U.S. Treasury Security Risk.    The Fund invests in U.S. Treasuries, which are government debt instruments issued by the U.S. Department of Treasury and are backed by the full faith and credit of the United States government. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because U.S. Treasuries trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. As a result, the market value of the U.S. Treasuries held by the Fund are expected to fluctuate intra-Outcome Period, which will result in corresponding changes to the Fund’s NAV during the Outcome Period. U.S. Treasuries may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasuries to decline. U.S. Treasuries are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities, including the Fund’s U.S. Treasuries, are generally lower than the yields available from other debt securities.

Derivatives Risk.    Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, funds, interest rates or indexes. The Fund’s investments in derivatives, specifically options contracts, may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. As the Fund enters into derivatives transactions, pursuant to Rule 18f-4 under the 1940 Act (“Rule 18f-4”), the Fund is required to, among other things, adopt and implement a written derivatives risk management program and comply with limitations on risks relating to its derivatives transactions. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes, including the Barrier and Defined Distributions.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from its FLEX Option positions and the FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date to the extent the U.S. Equity Index’s price return has dropped below the Barrier. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the U.S. Equity Index. Depending on the value of the U.S. Equity Index at this time and its proximity to the Barrier, the price movements of the FLEX Options at the end of the Outcome Period may be severe and more than, or in the opposite direction of, corresponding moves of the U.S. Equity Index. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the U.S. Equity Index’s price return on a day-to-day basis (although they generally are expected to move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the U.S. Equity Index’s price return, changes in interest rates, changes in the actual and implied volatility of the U.S. Equity Index, the Barrier and the remaining time to until the FLEX Options expire.

Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”) in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes.

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

U.S.Equity Index Risk.    Because the Fund is subject to the downside price returns of the U.S. Equity Index if the U.S. Equity Index losses exceed the Barrier, the Fund is subject to the associated risks of the U.S. Equity Index. As such, the Fund may be subject to the following risks as a result of its exposure to the U.S. Equity Index through its usage of FLEX Options:

Equity Securities Risk.    The U.S. Equity Index tracks the performance of equity securities, and therefore the Fund has exposure to the equity securities markets due to its investment in FLEX Options that reference the U.S. Equity Index. Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the U.S. Equity Index invests in.

Information Technology Companies Risk.    The U.S. Equity Index is composed significantly of information technology companies, which results in the Fund having significant exposure to such companies through its exposure to the U.S. Equity Index by virtue of its usage of FLEX Options. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Large Capitalization Companies Risk.    The U.S. Equity Index tracks the securities of large capitalization companies, which results in the Fund having significant exposure to such companies through its exposure to the U.S. Equity Index by virtue of its usage of FLEX Options. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date, if the value of the U.S. Equity Index has decreased below the Barrier. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the U.S. Equity Index. However, prior to the expiration date, the value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the U.S. Equity Index. Further, small changes in the value of the U.S. Equity Index at the end of the Outcome Period can result in dramatic changes in the Fund’s NAV. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the U.S. Equity Index, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the U.S. Equity Index on a day-to-day basis due to these factors (although they are expected to generally move in the same direction).

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy; (iv) adverse tax law changes or interpretations affecting the treatment of FLEX Options; and (v) a default event of the U.S. government on its debt obligations.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Liquidity Risk.    In the event that trading in the underlying FLEX Options and/or U.S. Treasuries is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. The value of Shares may also decline as a result of market conditions. Factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of Shares. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread (the difference between the price that someone is willing to pay for Shares at a specific point in time versus the price at which someone is willing to sell) on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of creations and redemptions being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Defined Distribution Rate and Barrier, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the U.S. Equity Index may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market.

In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. In addition, depending on the time during an Outcome Period at which a shareholder purchases Shares and the performance of the Fund’s assets, all or a portion of a Defined Distribution may be characterized as ordinary income, return of capital or capital gain when received by the shareholder. Such characterization will impact the tax consequences to the shareholder of the Defined Distribution and shareholders should understand the tax consequences of each characterization before investing in the Fund. In addition, the Fund’s NAV at the end of an Outcome Period will be decreased by the amount of any distribution that is characterized as capital gain.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of two broad-based market indices: the S&P 500 Total Return Index and the S&P 500 Price Index. Both indices have the same constituents in the same weights. However, the S&P 500 Total Return Index assumes that any dividends paid out by index constituents have been reinvested in the index and the S&P 500 Price Return Index, which measures only the price movements of index constituents, does not. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

Calendar Year Total Returns as of 12/31
20%
10%
0%
5.30%
5.71%
2024
2025

The Fund’s highest quarterly return was 1.85% (quarter ended June 30, 2025) and the Fund’s lowest quarterly return was 0.91% (quarter ended March 31, 2025).
Average Annual Total Return as of December 31, 2025
Innovator Premium Income 30 Barrier ETF™ – October	1 Year	Since Inception (9/29/2023)
Return Before Taxes	5.71%	6.23%
Return After Taxes on Distributions	3.77%	3.98%
Return After Taxes on Distributions and Sale of Fund Shares	3.58%	3.89%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	24.74%
S&P 500® Price Return Index (reflects no deduction for fees, expenses or taxes)	16.39%	23.05%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•   Robert T. Cummings — Principal, Senior Director, Head of Portfolio Management at Milliman

•   Jeff Greco — Senior Director – Head of Strategy Research at Milliman

•   Rebekah Lipp — ETF Portfolio Manager at Milliman

•   Maria Schiopu — Principal and Managing Director – Fund Services at Milliman

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund and have served in such capacity since the Fund’s inception in September 2023. Mr. Greco, Ms. Lipp and Ms. Schiopu have served in this capacity since July 2025.

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with authorized participants that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests. The Fund may issue and redeem Shares in exchange for cash at a later date but has no current intention of doing so. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, return of capital or capital gain. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•   you fully understand the risks inherent in an investment in Shares;

•   you desire to invest in a product with a return that seeks to produce a defined income level of the Defined Distribution Rate over the course of the Outcome Period;

•   you understand, and are willing to bear, that the Fund is subject to losses of the U.S. Equity Index if the U.S. Equity Index losses exceed the Barrier at the end of the Outcome Period;

•   you are willing to hold Shares for the duration of the Outcome Period in order to achieve the Outcomes that the Fund seeks to provide;

•   you fully understand that investments made after the Outcome Period has begun may not achieve the Outcomes, and specifically may receive a smaller Defined Distribution Rate and smaller Barrier;

•   you understand that the Defined Distribution Rate is provided prior to taking into account annual Fund management fees, shareholder transaction fees and any extraordinary expenses incurred by the Fund, and that the Defined Distribution Rate will be reduced by the annual Fund management fees of 0.79%;

•   you are willing to forgo any gains experienced by the U.S. Equity Index;

•   you understand that the Fund’s NAV may experience dramatic movements at the end of the Outcome Period based on the U.S. Equity Index’s proximity to the Barrier;

•   you understand the impacts of purchasing or selling Shares intra-Outcome Period on the Outcomes sought to be delivered by the Fund;

•   you are willing to accept the risk of losing your entire investment; and

•   you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•   you do not fully understand the risks inherent in an investment in Shares;

•   you do not desire to invest in a product with a return that seeks to produce a defined income level of the Defined Distribution Rate over the course of the Outcome Period;

•   you do not understand and/or are unwilling to bear that the Fund is subject to the losses of the U.S. Equity Index if the U.S. Equity Index losses exceed the Barrier at the end of the Outcome Period;

•   you are not willing to hold Shares for the duration of the Outcome Period;

•   you do not fully understand that investments made after the Outcome Period has begun may not achieve the Outcomes, and specifically may receive a smaller Defined Distribution Rate and smaller Barrier;

•   you do not understand that the Defined Distribution Rate is provided prior to taking into account annual Fund management fees, shareholder transaction fees and any extraordinary expenses incurred by the Fund, and that the Defined Distribution Rate will be reduced by the annual Fund management fees of 0.79%;

•   you are unwilling to forgo any gains experienced by the U.S. Equity Index;

•   you do not understand that the Fund’s NAV may experience dramatic movements at the end of the Outcome Period based on the U.S. Equity Index’s proximity to the Barrier;

•   you do not understand the impacts of purchasing or selling Shares intra-Outcome Period on the Outcomes sought to be delivered by the Fund;

•   you desire a level of protection and are unwilling to accept the risk of losing your entire investment; and

•   you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

Additional Information About the Fund’s Principal Investment Strategies

The Fund’s principal investment strategy seeks to produce the Outcomes based upon the Defined Distribution Rate and performance of the U.S. Equity Index. If the U.S. Equity Index increases in value over the course of the Outcome Period, or the U.S. Equity Index experiences losses that are less than the Fund’s sought-after protective Barrier over the course of the Outcome Period, the Fund is designed to provide Fund shareholders that hold Shares for the entire Outcome Period with returns that equal the Defined Distribution Rate. If the U.S. Equity Index experiences losses that exceed the Barrier over the duration of the Outcome Period, the Fund seeks to provide Fund shareholders that hold Shares for the entire Outcome Period with the Defined Distribution Rate less the Initial Breach Losses or Full Breach Losses, as applicable. There is no guarantee that the Fund will be successful in its attempt to provide a Barrier. The Defined Distribution Rate is provided prior to taking into account annual Fund management fees equal to 0.79% of the Fund’s daily net assets, transaction fees and any extraordinary expenses incurred by the Fund. A portion of the Defined Distributions may be taxable as ordinary income, capital gains, or return of capital. The Fund will not benefit from any increases in the U.S. Equity Index over an Outcome Period but is subject to the possibility of experiencing the significant losses of the U.S. Equity Index if its price return falls below the Barrier. In addition, the Fund will not receive or benefit from any dividend payments made by the constituents of the U.S. Equity Index. The Fund intends to primarily use FLEX Options to implement its investment strategies, however, the Fund may use “over-the-counter” (“OTC”) option contracts if the Adviser deems such use to be advisable.

The reference asset for the option contracts utilized by the Fund will provide exposure to the U.S. Equity Index. The U.S. Equity Index tracks the price return of the S&P 500® Index, which is a large-cap, market-weighted, U.S. equities index that tracks the 500 leading companies in leading industries and is widely regarded as the best single gauge of large-cap U.S. equities. The U.S. Equity Index covers approximately 80% of available market capitalization. The U.S. Equity Index is rebalanced quarterly in March, June, September, and December. Milliman will determine whether the Fund’s option contracts will reference the U.S. Equity Index or the SPDR® S&P 500® ETF Trust at the commencement of each Outcome Period. Milliman expects that such determination will be based on the liquidity and pricing of such option contracts. The U.S. Equity Index is a price return index, meaning it tracks the prices of the constituents of the index, excluding dividends. The SPDR® S&P 500® ETF Trust is an exchange-traded unit investment trust that uses a full replication strategy, meaning it invests entirely in the S&P 500® Index. The Fund also invests in U.S. Treasuries, which will mature on approximately the last day of the Outcome Period. U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury and are backed by the full faith and credit of the United States government.

The Fund seeks to provide shareholders who hold Shares for an Outcome Period a high level of income through the Defined Distributions, which represent a U.S. dollar amount per Share payable by the Fund over an Outcome Period. Defined Distributions are comprised of: (i) the income generated by the Fund’s investments in U.S. Treasuries with maturity dates on or about each Distribution Date (as defined below), including the end of each Outcome Period, and (ii) the premiums generated from the Fund’s FLEX Options positions that expire at the end of each Outcome Period. The “Defined Distribution Rate” is an annualized payment rate established at the commencement of the Outcome Period that is the percentage of Defined Distributions per Share over an Outcome Period. The Defined Distribution Rate is based upon the Fund’s net asset value (“NAV”) at the commencement of each Outcome Period. For the current Outcome Period, the Defined Distribution Rate is 6.71%, prior to taking into account any fees or expenses charged to shareholders.

Shareholders will also be subject to losses that exceed the Barrier, which is set at U.S. Equity Index losses that exceed 30% through Initial Breach Losses and Full Breach Losses. The below hypothetical graphical illustration is designed to illustrate the Outcomes that the Fund seeks to provide for investors who hold Shares for the entirety of the Outcome Period. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The Outcomes that the Fund seeks to provide do not include the costs associated with purchasing Shares and certain expenses incurred by the Fund.

* The Initial Breach Losses subject the Fund to U.S. Equity Index losses on an initial accelerated basis from 0% to 31% which will correspond to the U.S. Equity Index losses from 30% to 31%. The Full Breach Losses expose the Fund to one-to-one losses to the extent U.S. Equity Index Losses exceed 31%.

As described further in this prospectus, there are risks associated with an investment in the Fund and there is no guarantee the Fund achieve the Outcomes it seeks to provide. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Outcome Period, the Barrier and Defined Distribution Rate) distinguish it from other investment products and may make it an unsuitable some investors. Please also refer to the “Investor Suitability Considerations” table in this prospectus.

The Fund’s investment objective is considered non-fundamental and may be changed by the Board without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

Investment profile for Intra-Outcome Period Investors

The Fund is designed for shareholders who hold Shares for the entirety of the Outcome Period. If an investor purchases Shares after the Outcome Period has commenced or sells Shares prior to the Outcome Period’s conclusion, such investor will not receive the Outcomes sought to be delivered by the Fund, and will experience very different investment outcomes then the Fund seeks to provide. Further, investors who purchase Shares after the commencement of the Outcome Period will have a different effective Defined Distribution Rate as a result of any changes in the Fund’s NAV since the commencement of the Outcome Period and Defined Distributions for an Outcome Period already paid. Following the commencement of an Outcome Period, the Fund seeks to provide shareholders who hold shares for the entirety of the Outcome Period with Defined Distributions paid by the Fund over the duration of the Outcome Period on remaining Defined Distribution Dates. An investor is expected to have the following investment profile for the remainder of an Outcome Period if such investor purchases shares after the commencement of the Outcome Period:

If the U.S. Equity Index is **At or Above** the Barrier at end of Outcome Period	=	Price change from the Fund's price at the time of purchase to Fund NAV at the end of the Outcome Period[1,2]
If the U.S. Equity Index is **Below** the Barrier at end of Outcome Period	=	Price change from the Fund's price at the time of purchase to match the entirety (*i.e.*, one-to-one) of **U.S. Equity Index price return losses (*i.e.*, negative returns)** at the end of the Outcome Period[2]

1. The Fund's NAV is expected to return to approximately the level it began the Outcome Period at if the U.S. Equity Index price level finishes at or above the Barrier level.
2. In each case, shareholders will receive all remaining Defined Distributions on the remaining Defined Distribution Dates.

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of OTC option contracts positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund will invest are all European style options (options that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. The Fund will utilize cash-settled FLEX Options, meaning that in the event the FLEX Options are exercised, it will be required to deliver the cash value representing the difference between the strike price and the then-current price of the reference asset.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by Innovator as the “Valuation Designee” pursuant to Rule 2a-5 of the 1940 Act (“Rule 2a-5”) and approved by, and subject to the oversight of, the Board. The Fund will enter into FLEX Options contracts in accordance with Rule 18f-4 under the 1940 Act, which requires the Fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon the Fund’s level of exposure to derivative instruments.

U.S. Treasury Securities

U.S. Treasury securities are government debt instruments issued by the United States Department of the Treasury that are backed by the full faith and credit of the United States Government.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Principal Risks

Defined Outcome Strategy Risk.    The Fund employs an income-oriented “defined outcome strategy”, and is therefore subject to certain unique risks, which are detailed below.

Barrier Risk.    The Fund establishes the Barrier based on the performance of the U.S. Equity Index over the duration of the Outcome Period, calculated from the commencement of the Outcome Period to its conclusion. The Fund begins to experience the entirety of the losses of the U.S. Equity Index if such losses breach the Barrier, through the Initial Breach Losses or Full Breach Losses, as applicable. To the extent the U.S. Equity Index decreases in value by 30% or less at the end of the Outcome Period, investors are not expected to experience the losses of the U.S. Equity Index. There is no guarantee that the Fund will be successful in its strategy to implement the Barrier and if the operationality of the Barrier fails, investors could experience losses of the U.S. Equity Index irrespective of the sought-after Barrier. Further, while the Fund subjects shareholders to Initial Breach Losses on an accelerated basis from 0% to 31% if the U.S. Equity Index experiences losses of between 30% to 31% and Full Breach Losses thereafter, such returns are not guaranteed, and if the FLEX Options fail to perform as expected, an investor could experience additional losses. A shareholder may lose its entire investment, prior to consideration of any Defined Distributions paid by the Fund. The effect of the Barrier is measured only at the end of the Outcome Period, regardless of whether the U.S. Equity Index has experienced losses that exceed the Barrier at any point during the Outcome Period. Although the effect of the Barrier is only measured at the end of the Outcome Period, the Fund’s NAV is expected to change over the course of the Outcome Period as a result of changes in the value of the U.S. Equity Index. Accordingly, during an Outcome Period, the Fund may be subject to significant changes in share price that is based on the U.S. Equity Index’s relative position to the Barrier. In the event an investor purchases Shares after the commencement of the Outcome Period or sells Shares prior to the expiration of the Outcome Period, the Barrier that the Fund seeks to provide may be less or not available at all. In addition, the operationality of the Barrier is such that the Fund may experience dramatic changes in value of its NAV at the end of the Outcome Period, even if the changes in the U.S. Equity Index are minimal. If the U.S. Equity Index’s value is at or near the Barrier at the end of the Outcome Period, small changes in the value of the U.S. Equity Index could result in dramatic changes in the value of the FLEX Options and therefore the Fund’s NAV. Investors should understand these risks before investing in the Fund.

Defined Distribution Rate Risk.    The Fund’s strategy seeks to provide returns that are equal to the Defined Distribution Rate that is set at the commencement of each Outcome Period, subject to Initial Breach Losses or Full Breach Losses, as applicable, if losses of the U.S. Equity Index exceeds the Barrier. The Defined Distribution Rate is comprised of the income generated by the Fund’s investments in U.S. Treasuries (which is not guaranteed) and the premiums generated from the Fund’s FLEX Options positions. While the Fund is designed to produce a high level of income through the Defined Distribution Rate, the Fund may underperform the returns experienced by other funds. Any positive returns that Fund shareholders receive for an Outcome Period are entirely dependent on the Defined Distribution Rate. The Fund does not experience any of the price return increases of the U.S. Equity Index (relative to the initial value of the U.S. Equity Index at the commencement of the Outcome Period) despite being subject to all of the downside losses of the U.S. Equity Index after such losses exceed the Barrier. Therefore, the Fund’s positive returns, if any, are entirely the result of the Defined Distribution Rate as the Fund will not experience any positive price returns of the U.S. Equity Index, if any, and the Fund would underperform the U.S. Equity Index to the extent there are any price return gains (that exceed the Defined Distribution Rate). While the Fund seeks to provide the Defined Distribution Rate, it is not guaranteed that it will be successful in doing so. The Fund seeks to provide shareholders with Defined Distributions based upon the Defined Distribution Rate. The amount of the Defined Distributions is dependent upon the income received from the U.S. Treasuries, which is not guaranteed, and the premiums generated by the Fund’s FLEX Options positions, each of which is dependent upon market conditions. If the U.S. Treasuries fail to pay income or pay less income than anticipated, the Defined Distribution Rate will not be obtained, and a Fund Distribution will be less than anticipated. Outcome Periods with lower interest rates paid on U.S. Treasuries will result in lower Defined Distribution Rates for the Fund. The Defined Distribution Rate is expected to change from one Outcome Period to the next.

Outcome Period Risk.    The Fund’s investment strategy is designed to deliver the Outcomes if Shares are held for the entirety of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide.

Upside Participation Risk.    There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with the Defined Distribution Rate over the course of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by the investor may not match those that the Fund seeks to achieve. The Fund does not participate in the upside price returns of the U.S. Equity Index and may underperform the U.S. Equity Index and other funds.

Defined Distribution Rate Change Risk.    A new Defined Distribution Rate is established at the beginning of each Outcome Period and is dependent on prevailing market conditions. As such, the Defined Distribution Rate may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

U.S. Treasury Security Risk.    The Fund invests in U.S. Treasuries, which are government debt instruments issued by the U.S. Department of Treasury and are backed by the full faith and credit of the United States government. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. Because

U.S. Treasuries trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities. As a result, the market value of the U.S. Treasuries held by the Fund are expected to fluctuate intra-Outcome Period, which will result in corresponding changes to the Fund’s NAV during the Outcome Period. U.S. Treasuries may differ from other securities in their interest rates, maturities, times of issuance and other characteristics, and may provide relatively lower returns than those of other securities. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasuries to decline. U.S. Treasuries are subject to interest rate risk, but generally do not involve the credit risks associated with investments in other types of debt securities. As a result, the yields available from U.S. government securities, including the Fund’s U.S. Treasuries, are generally lower than the yields available from other debt securities.

Derivatives Risk.    Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, funds, interest rates or indexes. The Fund’s investments in derivatives, specifically options contracts, may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. As the Fund enters into derivatives transactions, pursuant to Rule 18f-4, the Fund is required to, among other things, adopt and implement a written derivatives risk management program and comply with limitations on risks relating to its derivatives transactions. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes, including the Barrier and Defined Distributions.

FLEX Options Risk.    The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

The Fund may experience substantial downside from its FLEX Option positions and the FLEX Option positions may expire worthless. The FLEX Options held by the Fund are exercisable at the strike price on their expiration date to the extent the U.S. Equity Index’s price return has dropped below the Barrier. As a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of the U.S. Equity Index. Depending on the value of the U.S. Equity Index at this time and its proximity to the Barrier, the price movements of the FLEX Options at the end of the Outcome Period may be severe and more than, or in the opposite direction of, corresponding moves of the U.S. Equity Index. However, prior to such date, the value of the FLEX Options does not increase or decrease at the same rate as the U.S. Equity Index’s price return on a day-to-day basis (although they generally are expected to move in the same direction). The value of the FLEX Options held by the Fund will be determined based on market quotations or other recognized pricing methods. The value of the underlying FLEX Options will be affected by, among others, changes in the U.S. Equity Index’s price return, changes in interest rates, changes in the actual and implied volatility of the U.S. Equity Index, the Barrier and the remaining time to until the FLEX Options expire.

Option Contracts Risk.    The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of option contracts are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts. Option contracts may also involve the use of leverage, which could result in greater price volatility than other markets. The Fund has taken the necessary steps to comply with the requirements of Rule 18f-4 in its usage of FLEX Options. The Fund has adopted and implements a derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager who is responsible for administrating the derivatives risk management program, complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent the Fund is noncompliant with Rule 18f-4, the Fund may be required to adjust its investment portfolio which may, in turn, negatively impact the Fund’s ability to deliver the sought-after Outcomes.

Clearing Member Default Risk.    Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Counterparty Risk.    Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the event an OCC clearing member that is a counterparty of the Fund were to become insolvent, the Fund may have some or all of its FLEX Options closed without its consent or may experience delays or other difficulties in attempting to close or exercise its affected FLEX Options positions, both of which would impair the Fund’s ability to deliver on its investment strategy. The OCC’s rules and procedures are designed to facilitate the prompt settlement of options transactions and exercises, including for clearing member insolvencies. However, there is the risk that the OCC and its backup system will fail if clearing member insolvencies are substantial or widespread. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

U.S. Equity Index Risk.    Because the Fund is subject to the downside price returns of the U.S. Equity Index if the U.S. Equity Index losses exceed the Barrier, the Fund is subject to the associated risks of the U.S. Equity Index. As such, the Fund may be subject to the following risks as a result of its exposure to the U.S. Equity Index through its usage of FLEX Options:

Equity Securities Risk.    The U.S. Equity Index tracks the performance of equity securities, and therefore the Fund has exposure to the equity securities markets due to its investment in FLEX Options that reference the U.S. Equity Index. Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the U.S. Equity Index invests in.

Information Technology Companies Risk.    The U.S. Equity Index is composed significantly of information technology companies, which results in the Fund having significant exposure to such companies through its exposure to the U.S. Equity Index by virtue of its usage of FLEX Options. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Large Capitalization Companies Risk.    The U.S. Equity Index tracks the securities of large capitalization companies, which results in the Fund having significant exposure to such companies through its exposure to the U.S. Equity Index by virtue of its usage of FLEX Options. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Correlation Risk.    The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date, if the value of the U.S. Equity Index has decreased below the Barrier. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the U.S. Equity Index. However, prior to the expiration date, the value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the U.S. Equity Index. Further, small changes in the value of the U.S. Equity Index at the end of the Outcome Period can result in dramatic changes in the Fund’s NAV. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the U.S. Equity Index, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the U.S. Equity Index on a day-to-day basis due to these factors (although they are expected to generally move in the same direction).

Investment Objective Risk.    Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy; (iv) adverse tax law changes affecting the treatment of FLEX Options; and (v) a default event of the U.S. government on its debt obligations.

Cyber Security Risk.    As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Liquidity Risk.    In the event that trading in the underlying FLEX Options and/or U.S. Treasuries is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized option contracts. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of FLEX Options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its FLEX Option positions. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Market Risk.    The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Values of securities may change due to factors such as inflation, changes in interest rates, changes in regulatory requirements, bank failures, political climate deterioration or developments, armed conflicts, natural disasters or future health crises, may negatively impact market conditions, and cause a decrease in the value of securities. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s investments and could result in disruptions in the trading markets. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors or other economic, political, or regulatory developments, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could result in disruptions to trading markets and could also adversely affect the prices and liquidity of a Fund’s holdings. Any of such circumstances could result in increased market volatility and/or have a materially negative impact on the value of Shares or the liquidity of an investment. During any such events, Shares may trade at greater premiums or discounts to their NAV and the bid/ask spread on Shares may widen. The future potential economic impact of any such future events is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk.    The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Associated with ETFs.    The Fund is an ETF, and therefore, as a result of an ETF’s structure, is subject to the following risks:

Authorized Participant Concentration Risk.    Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). Authorized participants are not obligated to make a market in Shares or submit orders for the issuance or redemption of Creation Units. To the extent that authorized participants exit the business or are unable to proceed with orders for the issuance or redemption of Creation Units and no other authorized participant is able to step forward to fulfill the order, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting, and the bid/ask spread on Shares may widen.

Cash Transactions Risk.    The Fund may effectuate all or a portion of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of creations and redemptions being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Market Maker Risk.    If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Operational Risk.    The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Defined Distribution Rate and Barrier, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Premium/Discount Risk.    Shares trade on the Exchange at market prices rather than their NAV. The Fund’s NAV represents the value of the Fund’s investments and is calculated by taking the sum of the Fund’s assets less the Fund’s liabilities, if any. The NAV per Share is the value of a Share’s portion of all of the Fund’s net assets. The market price of Shares generally corresponds to movements in the Fund’s NAV as well as the relative supply and demand for Shares on the Exchange. The market price may be at, above (a premium) or below (a discount) the Fund’s NAV. Differences in market prices of Shares and the NAV per Share may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate, and in some cases deviate significantly, from the Fund’s NAV. Additionally, decisions by market makers and/or authorized participants or reduced effectiveness of the arbitrage process in maintaining the relationship of the Fund’s NAV to the market price of its Shares could result in the Shares trading at a premium, or discount to NAV and the bid/ask spread on Shares may widen.

Trading Issues Risk.    Although Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Tax Risk.    The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code. In order to be treated as a RIC, the Fund must meet certain income, diversification and distribution tests. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. The federal income tax treatment of certain aspects of the proposed operations of the Fund is not entirely clear, which could impact the Fund’s ability to qualify as a RIC. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. The Fund’s investments in offsetting positions with respect to the U.S. Equity Index may affect the character of gains or losses realized by the Fund under the Code’s “straddle” rules and may increase any short-term capital gains realized by the Fund. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. If the income is not qualifying income or the referenced asset is not appropriately treated as the issuer of the FLEX Options, the Fund could lose its own status as a RIC. To maintain its status as a RIC, the Fund must distribute, on an annual basis, at least 90% of its investment company taxable income for each taxable year. In addition, to avoid a non-deductible excise tax, the Fund must distribute on a calendar year basis 98% of its ordinary taxable income and 98.2% of its capital gain net income for each taxable year (plus 100% of any undistributed amounts for prior years). Separately, depending upon the circumstances, sales of its portfolio investments (including FLEX Options) to fund redemptions could cause the Fund to recognize income that the Fund is required to distribute to maintain the Fund’s RIC status and avoid the excise tax. Funding such distributions could require additional sales, which could require more distributions and affect the projected performance of the Fund. Alternatively, if the Fund only makes distributions to maintain its RIC status and becomes subject to the excise tax, that could also affect the projected performance of the Fund. In either case, the assets sold to fund redemptions, distributions or pay the excise tax will not be available to assist the Fund in meeting its target outcome. With respect to the RIC diversification test, identifying the issuer can depend on the terms and conditions of a given investment. There is no published Internal Revenue Service guidance or only limited case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market.

In the event that a shareholder purchases shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. In addition, depending on the time during an Outcome Period at which a shareholder purchases Shares and the performance of the Fund’s assets, all or a portion of a Defined Distribution may be characterized as ordinary income, return of capital or capital gain when received by the shareholder. Such characterization will impact the tax consequences to the shareholder of the Defined Distribution and shareholders should understand the tax consequences of each characterization before investing in the Fund. In addition, the Fund’s NAV at the end of an Outcome Period will be decreased by the amount of any distribution that is characterized as capital gain.

Valuation Risk.    During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the valuation of the Fund’s FLEX Options will become more difficult. In market environments where there is reduced availability of reliable objective pricing data, the judgment of the Fund’s investment adviser in determining the fair value of the security may play a greater role. While such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value. The Fund’s Valuation Procedures adopted Innovator as Valuation Designee (as reviewed, approved, and subject to the oversight of the Board) complies with Rule 2a-5 under the 1940 Act. Pursuant to Rule 2a-5, the Board oversees the implementation of the Valuation Procedures. While the Fund’s program is designed to contemplate the specific risks of the Fund, there is no guarantee the program will adequately do so each time, and value may not be properly selected for the Fund.

Management of the Fund

The Fund is a series of Innovator ETFs® Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub-Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 200 W. Front Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs. Innovator serves as investment adviser to 179 exchange-traded funds, each of which is organized as a separate series of the Trust, a registered management investment company.

Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings, Jeff Greco, Rebekah Lipp and Maria Schiopu serve as the Fund’s portfolio managers. The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund.

•   Robert T. Cummings — Principal, Senior Director and Head of Portfolio Management at Milliman.    Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

•   Jeff Greco — Senior Director – Head of Strategy Research at Milliman.    Mr. Greco has held this role since 2012, wherein he implements managed risk strategies on market portfolios and researches hedging methodologies, volatility and return distributions. Mr. Greco has 30 years of quantitative finance experience, previously working at Citadel LLC, Deutsche Bank and Bank of America. Mr. Greco has also been an adjunct professor for more than 20 years, currently for Carnegie Mellon University’s Master of Science in Computational Finance (MSCF) Program and previously for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a GARP Certified Financial Risk Manager (FRM) designation.

•   Rebekah Lipp — ETF Portfolio Manager at Milliman.    Ms. Lipp has held this role since 2021 and has more than 13 years of experience in exchange traded funds. Prior to joining Milliman, Rebekah managed passive index-based ETFs at Invesco as a portfolio management analyst executing the daily and quarterly requirements for the funds. Rebekah’s current primary focus is managing Defined Outcome ETFs, where she acts as both portfolio manager and trader.

•   Maria Schiopu — Principal and Managing Director – Fund Services at Milliman.    Ms. Schiopu has held this role since 2013 and oversees the Fund Services business line at Milliman. Ms. Schiopu has extensive experience in portfolio management and investment strategies, including a deep expertise in quantitative derivatives overlays. Previously, Ms. Schiopu led model validation, systems design and ETF research efforts at Milliman. Ms. Schiopu is a CFA Charterholder (CFA), an Associate of the Society of Actuaries (ASA), and a Member of the American Academy of Actuaries (MAAA).

For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.79% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for interest, taxes, brokerage commissions and any other transaction-related fees and expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, acquired fund fees and expenses, the costs of holding shareholder meetings and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub-advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Form N-CSR for the fiscal period ended October 31, 2025.

Manager of Managers Structure.    The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to any sub-adviser or the sub-advisory agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to any sub-adviser or a sub-advisory agreement within 90 days of the change.

Additional Information Relating to the Declaration of Trust

The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that by virtue of becoming a shareholder of the Trust, each shareholder is bound by the provisions of the Declaration of Trust. Subject to the provisions of the Declaration of Trust, the Board may, subject to the requisite vote, engage in and prosecute, defend, compromise, abandon, or adjust, by arbitration, or otherwise, any actions, suits, proceedings, disputes, claims, and demands relating to the Trust. The Board may, in the exercise of their or its good faith business judgment, dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name or in the name of the Trust. The Declaration of Trust further provides a detailed process for the bringing of derivative actions by shareholders. Prior to bringing a derivative action, a written demand by the complaining shareholder must first be made on the Board to bring the subject action unless an effort to cause the Board to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board a material personal financial interest in the subject action.

There may be questions regarding the enforceability of these provisions based on certain interpretations of the Securities Act of 1933 Act, as amended, the Securities Exchange Act of 1934, as amended and the 1940 Act. However, the Declaration of Trust provides if any provision shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to that provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust. The provisions of the Declaration of Trust are not intended to restrict any shareholder rights under the federal securities laws and do not mandate the adjudication of federal securities laws claims through arbitration

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund Shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized participants may acquire Shares directly from the Fund, and authorized participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

The Fund does not impose restrictions on the frequency of purchases and redemptions (“market timing”), and has adopted no policies and procedures with respect to market timing activities. In making this determination, the Board considered the risks associated with market timing activities by the Fund’s shareholders, including, dilution, disruption of portfolio management, increases in the Fund’s trading costs and the potential for the realization of capital gains.

Shares may be purchased and redeemed directly from the Fund only when aggregated into one or more Creation Units by authorized participants that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares detailed above. To the extent the Fund may effect the issuance or redemption of Creation Units in exchange wholly or partially for cash, such trades could result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by authorized participants increases. However, direct trading by authorized participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from authorized participants that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code. If the Fund qualifies as a RIC and distributes its income as required by the provisions of the Code applicable to RICs, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•   The Fund makes distributions,

•   You sell your Shares listed on the Exchange, and

•   You purchase or redeem Creation Units.

To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. Based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the referenced asset is not appropriately treated as the or the issuer of the FLEX Options, the Fund could lose its own status as a RIC.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when you sell your Shares, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for U.S. federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding them for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements. The Fund’s positions in FLEX Options may reduce the amount of long-term capital gains, and, thus, reduce the amount of distributions eligible to be capital gain dividends.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market but the positions will be subject to the straddle rules.

However, the Fund’s investments in offsetting positions with respect to the U.S. Equity Index may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections or identifications that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules (including elections or identifications made thereunder) may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. The U.S. federal income tax rules applicable to derivatives like the FLEX Options are complex. Other applicable rules, like the wash sale and constructive sale rules, may affect the timing of gains and losses on the Fund’s investments, such that the amount that must be distributed to a U.S. shareholder or that is treated as long-term or short-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions. If the Fund enters into one or more options referencing securities held by the Fund with the effect of eliminating substantially all of the Fund’s risk of loss and opportunity for gain with respect to such securities when the Fund has an unrealized gain on such securities, the Fund may be treated as having made a constructive sale of the securities under Section 1259 of the Code. In such case, the Fund would be required to recognize gain as if it had actually sold such securities on the date it enters into the options. Uncertainty regarding the application of the constructive sale rules may affect the Fund’s operations.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to shareholders. Federal tax will be withheld if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. withholding taxes, subject to certain exceptions described below. Certain non-U.S. investors may be subject to U.S. federal income taxes and estate tax with respect to their Shares.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met. Amounts paid to or recognized by a non-U.S. affiliate that are excluded from tax under the portfolio interest, capital gain dividends, short-term capital gains or tax-exempt interest dividend exceptions or applicable treaties, may be taken into consideration in determining whether a corporation is an “applicable corporation” subject to a 15% minimum tax on adjusted financial statement income.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of the net assets of the Fund, which is calculated by taking the market price of the Fund’s total assets, including any interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent is the NAV per Share.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investments, such investment must be valued at the market value. Rule 2a-5 under the 1940 Act defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at a measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available” the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 allows a fund’s board of trustees to designate the fund’s investment adviser as the “valuation designee” to perform fair value determinations subject to certain conditions.

In accordance with Rule 2a-5, the Board has appointed Innovator as the “Valuation Designee” for the Fund’s portfolio investments. Investments will be fair valued as determined in good faith in accordance with the policies and procedures established by Innovator as the Valuation Designee pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board of Trustees. As a general principle, “fair value” represents a good faith approximation of the value of a portfolio investment and is the amount the Fund might reasonably expect to receive from the current sale of that investment in an arm’s-length transaction. The use of fair value prices may result in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. While the Valuation Procedures (defined below) are intended to result in the Fund’s NAV calculation that fairly reflects the values as of the time of pricing, the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

FLEX Options listed on an exchange will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by Innovator as Valuation Designee in accordance with the Valuation Procedures. In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be valued at fair value. Any fair value determination will be made in accordance with the policies and procedures established by Innovator as Valuation Designee in accordance with Rule 2a-5.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact Innovator. Innovator is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). Innovator will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if Innovator has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by Innovator in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the SAI entitled “Determining Offering Price and Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Rule 12d1-4 under the 1940 Act provides the requirements under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1).

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm at the time, whose report, along with the Fund’s financial statements, are included in the Fund’s Form N-CSR, which is available upon request.

Innovator ETFs® Trust

Financial Highlights

Innovator Premium Income 30 Barrier ETF™ – October

		Investment Operations:			Less Distributions From:
For the Year Ended	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments(b)	Total From Investment Operations	Net Investment Income	Net Realized Gain	Return of Capital	Total Distributions
10/31/2025	$23.81	$0.76	$0.63	$1.39	$(0.95)	$(0.28)	$(0.02)	$(1.25)
10/31/2024	$23.86	$1.08	$0.44	$1.52	$(1.30)	$(0.25)	$(0.03)	$(1.58)
10/31/2023(e)	$23.82	$0.09	$(0.08)	$0.01	$—	$—	$—	$—
					Supplemental Data and Ratios
For the Year Ended	ETF Transaction Fees Per Share		Net Asset Value, End of Year	Total Return(c)(f)	Net Assets, End of Year (in Thousands)	Ratio of Expense to Average Net Assets(d)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Portfolio Turnover Rate(c)(f)
10/31/2025	$0.00	(g)	$23.95	5.92%	$17,959	0.79%	3.19%	—%
10/31/2024	$0.01		$23.81	6.53%	$21,430	0.79%	4.46%	—%
10/31/2023(e)	$0.03		$23.86	0.17%	$13,720	0.79%	5.06%	—%

(a)      Net investment income per share has been calculated based on average shares outstanding during the year.

(b)      Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the years, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(c)      Not annualized for periods less than one year.

(d)      Annualized for periods less than one year.

(e)      Inception date of the Fund was September 29, 2023.

(f)      Portfolio turnover rate excludes in-kind transactions.

(g)      Amount represents less than $0.005 per share.

Innovator Premium Income 30 Barrier ETF™ — October

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information such as Fund financial statements are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 200 W. Front Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333-146827 811-22135